Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Vident Core U.S. Bond Strategy ETF (VBND)
Vident Core U.S. Equity Fund (VUSE)
Vident International Equity Fund (VIDI)
(collectively, the “Funds”)

each a series of ETF Series Solutions

March 6, 2018

Supplement to the
 Summary Prospectuses, Prospectus, and Statement of Additional Information
each dated December 31, 2017, as previously supplemented

Effective immediately, the Funds have transferred their primary listing to the NYSE Arca, Inc. and are no longer listed on The Nasdaq Stock Market, LLC. All references in the Funds’ Summary Prospectuses, Prospectus, and Statement of Additional Information to the Funds’ shares being listed on The Nasdaq Stock Market, LLC are hereby changed to refer to the NYSE Arca, Inc.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.